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                                                                    EXHIBIT 99.2



December 20, 2002

The Borrowers and Guarantors described in the Credit Agreement referenced below
c/o MSX International, Inc.
22355 West Eleven Mile Road
Southfield, Michigan 48034


Re: AMENDED AND RESTATED CREDIT AGREEMENT, dated as November 30, 1999, as amended (the "Credit Agreement"), is among MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), each of the Borrowing Subsidiaries (as defined below) of the Company party thereto (the Company and the Borrowing Subsidiaries may each be referred to as a "Borrower" and, collectively, as the "Borrowers"), the lenders party thereto (collectively, the "Lenders" and individually, a "Lender"), and BANK ONE, NA, a national banking association, as agent for the Lenders (in such capacity, the "Agent").


Ladies and Gentlemen:

         The Borrowers and the Guarantors have informed the Lenders and the Agent that Events of Default may occur under the Credit Agreement due to potential breaches of Sections 5.2(a), (b), (c), (d) and (e) as of December 29, 2002 (the "Potential Defaults"). The Borrowers and the Guarantors have requested that the Lenders and the Agent temporarily waive the Potential Defaults until February 17, 2003.


WAIVER:

         Pursuant to such request, and subject to the Required Lenders, the Borrowers and the Guarantors signing this letter and the other terms and conditions of this letter, the Lenders and the Agent hereby temporarily waive the Potential Defaults for the period from and including December 29, 2002 and, so long as no other Event of Default exists and there is no occurrence of a new Event of Default, to and including February 17, 2003, but not at any time after February 17, 2003. The Borrowers, the Guarantors, the Lenders and the Agent agree that a new Event of Default includes, without limitation, the occurrence of any of the following (each of which shall constitute an Event of Default under the Credit Agreement): (i) any Event of Default other than a breach of
Section 5.2(a), (b), (c), (d) or (e) of the Credit Agreement as of December 29, 2002 or (ii) any Borrower or Guarantor shall fail to perform or observe any term, covenant or agreement contained herein.

         Each of the Borrowers and the Guarantors acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Agent or the Lenders now have or may have under the Credit Agreement or the other Loan Documents.




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ADDITIONAL TEMPORARY COVENANTS:

         Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, for the period from the date hereof to and including February 17, 2003, the Borrowers and the Guarantors agree that:

         (a) in addition to the other limitations in the Credit Agreement, the aggregate principal amount of the Revolving Credit Advances and Swingline Loans shall not exceed $65,000,000 at any time and, in addition to any other payment required under the Loan Documents, the Borrowers shall prepay the Revolving Credit Advances and Swingline Loans by the amount of such excess; and

         (b) they shall not allow the aggregate cash and cash equivalents of the Borrowers and the Guarantors to exceed $10,000,000 as of the end of any day and, in addition to any other payment required under the Loan Documents, the Borrowers shall prepay the Revolving Credit Advances and Swingline Loans by the amount of such excess.

REPRESENTATIONS/ACKNOWLEDGMENTS:

         Each of the Borrowers and the Guarantors represents and warrants to the Agent and the Lenders that (a) other than the Potential Defaults, no Event of Default or Default exists or has occurred and is continuing on the date hereof,
(b) the execution, delivery and performance of this letter are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound and (c) this letter is the legal, valid and binding obligation of it, enforceable against each in accordance with the terms hereof. Each of the Borrowers and the Guarantors acknowledges and agrees that (i) the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect and that, to the best of its knowledge, it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing, (ii) to the best of its knowledge, the Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrowers and the Guarantors and all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and (iii) it is not aware of any currently existing claims or causes of action against the Agent or any Lender, any subsidiary of affiliate thereof or any of their successors or assigns.

FEES:

         On the date hereof, the Company shall pay to the Agent, for the pro rata benefit of each Lender signing this letter on or before the date hereof and based on such Lender's Commitments, an amendment fee in an amount equal to 5.0 basis points on the aggregate amount of such Lender's Commitments, which fees shall be distributed to such Lenders within two Business Days after the date hereof.



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MISCELLANEOUS:

         This letter is a Loan Document. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. This letter may be executed in any number of counterparts, and telecopied signatures shall be effective as originals. This letter shall be effective as of the date hereof when this letter is signed by the Required Lenders, the Borrowers and the Guarantors.

                                    Very truly yours,

                                    BANK ONE, NA, as Agent and as a Lender
                                    (Main Chicago Office)

                                    By: ____________________________________

                                      Title: _________________________________












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                                    The above is acknowledged, accepted and
                                    agreed to be each of the undersigned:

                                    LENDERS:

                                    COMERICA BANK

                                    By: ____________________________________

                                      Title: _________________________________


                                    DRESDNER BANK AG, NEW YORK
                                    AND GRAND CAYMAN BRANCHES

                                    By: ____________________________________

                                      Title: _________________________________

                                    By: ____________________________________

                                      Title: _________________________________


                                    THE FUJI BANK, LIMITED

                                    By: ____________________________________

                                      Title: _________________________________


                                    HUNTINGTON NATIONAL BANK

                                    By: ____________________________________

                                      Title: _________________________________



                                    PNC BANK, N.A.

                                    By: ____________________________________

                                      Title: _________________________________



                                    NATIONAL CITY BANK

                                    By: ____________________________________

                                      Title: _________________________________



                                    STANDARD FEDERAL BANK

                                    By: ____________________________________

                                      Title: _________________________________




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                                    EATON VANCE SENIOR INCOME TRUST


                                    By: ____________________________________

                                      Title: _________________________________



                                    EV INSTITUTIONAL SENIOR LOAN FUND

                                    By: ____________________________________

                                      Title: _________________________________



                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By: ____________________________________

                                      Title: _________________________________



                                    US BANK, N.A.

                                    By: ____________________________________

                                      Title: _________________________________



                                    OXFORD STRATEGIC INCOME FUND

                                    By: ____________________________________

                                      Title: _________________________________



                                    SENIOR DEBT PORTFOLIO

                                    By: ____________________________________

                                      Title: _________________________________



                                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                                    By: ____________________________________

                                      Title: _________________________________



                                    APEX IDM I LTD.

                                    By: ____________________________________

                                      Title: _________________________________




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                                    The above is acknowledged, accepted and
                                    agreed to be each of the undersigned:

                                    BORROWERS AND GUARANTORS:

                                    MSX INTERNATIONAL, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL TECHNOLOGY SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL (HOLDINGS), INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL BUSINESS SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL ENGINEERING SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL LIMITED

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL HOLDINGS LIMITED

                                    By: ____________________________________

                                      Title: _________________________________



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                                    MSX INTERNATIONAL AUSTRALIA PTY LIMITED

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL NETHERLANDS B.V.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL TECHNOLOGY SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL BUSINESS SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL ENGINEERING SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL (HOLDINGS), INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MEGATECH ENGINEERING, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    CREATIVE TECHNOLOGY SERVICES, L.L.C.

                                    By: ____________________________________

                                      Title: _________________________________



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                                    CHELSEA COMPUTER CONSULTANTS, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MILLENNIUM COMPUTER SYSTEMS, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL, DEALERNET SERVICES, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL EUROPEAN (HOLDINGS), LLC

                                    By: ____________________________________

                                      Title: _________________________________


                                    INTRANATIONAL COMPUTER CONSULTANTS

                                    By: ____________________________________

                                      Title: _________________________________


                                    PROGRAMMING MANAGEMENT & SYSTEMS, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    MANAGEMENT RESOURCES INTERNATIONAL, INC.

                                    By: ____________________________________

                                      Title: _________________________________


                                    PILOT COMPUTER SERVICES, INCORPORATED

                                    By: ____________________________________

                                      Title: _________________________________


                                    MSX INTERNATIONAL STRATEGIC TECHNOLOGY, INC.

                                    By: ____________________________________

                                      Title: _________________________________




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                                    MSX INTERNATIONAL PLATFORM SERVICES, LLC


                                    By: ____________________________________

                                      Title: _________________________________


                                    MEGATECH ACADEMY, INC.


                                    By: ____________________________________

                                      Title: _________________________________












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